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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-4298), (No. 333-28129), (No. 333-82455) and
(No. 333-88211) and in the Registration Statements on Form S-8 (No. 333-9873) and (No. 333-82357) of KFx Inc. of our report dated April 14, 2000 relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP


Denver, Colorado
April 27, 2000